SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date or earliest event reported)  ___February 16, 1999

_____________________________Northwest Equity Corp.____________________________
             (Exact name of registrant as specified in its charter)

___________________________________Wisconsin___________________________________
                 (state or other jurisdiction of incorporation)

_____0-24606__________                         _______39-1772981_______________
                                               _____________
(Commission File Number)                       (IRS Employer Identification No.)

_234 Keller Avenue South, Amery, Wisconsin_      ________54001_________________
(Address of Principal Executive Offices)              (Zip Code)

Registrants telephone number, including area code_(715) 268-7105______

ITEM 5.  OTHER EVENTS

     On February 16, 1999, the Registrant signed a Definitive Agreement and Plan of Reorganization that provides for the acquisition of the Registrant, and its wholly-owned banking subsidiary, by Bremer Financial Corporation ("Bremer"). Under the terms of the Definitive Agreement, Bremer will acquire all of the outstanding shares of the Registrant through a merger transaction pursuant to which the Registrant's shareholders will receive cash in exchange for their shares. The terms of the proposed transaction were announced in a press release dates February 17, 1999, a copy of which was filed with the Commission on February 17, 1999 as an exhibit to Form 8-K. Consummation of the transaction is

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subject to regulatory  approval,  approval of the Registrant's  shareholders and the satisfcation of certain other conditions. The Agreemtn and Plan of Merger are attached hereto as Exhibit 2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits:

                    Exhibit 2 Agreement and Plan of Merger dated
                    February 16, 1999

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Northwest Equity Corp.
                             (Registrant)

                             By:  _/s/ Brian L. Beadle__________________
                                  Brian Beadle, President and Chief
                                  Executive Officer

Dated:  March 16, 1999

                                  EXHIBIT INDEX

Number             Description

  2                Agreement and Plan of Merger


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